Exhibit 10.2

PLEDGE AGREEMENT
THIS PLEDGE AGREEMENT (this “Agreement”) is made as of May 5, 2017 by and among PTC THERAPEUTICS, INC., a Delaware corporation and each of its direct and indirect subsidiaries set forth on the signature pages hereto as a pledgor (each a “Pledgor”, and collectively, “Pledgors”), and MIDCAP FINANCIAL TRUST, as administrative agent (in such capacity, together with its successors and assigns, “Agent”) for itself and the other Lenders (as defined herein).
RECITALS
A.    Pursuant to that certain Credit and Security Agreement, dated as of even date herewith among the Pledgors, the other Credit Parties party thereto, the financial institutions from time to time parties thereto, as lenders (collectively, the “Lenders”), and Agent (as the same may be amended, supplemented, modified, increased, renewed or restated from time to time, the “Credit Agreement”), Agent and Lenders have agreed to make available to Borrowers a term loan facility on the terms and conditions set forth therein, and each Credit Party, including Pledgors, has granted a security interest in all of its assets to Agent to secure the Obligations. Borrowers have executed and delivered one or more promissory notes evidencing the indebtedness incurred by Borrowers under the Credit Agreement (as the same may be amended, modified, increased, renewed or restated from time to time, and together with all renewal notes issued in respect thereof, collectively the “Notes”).
B.    To induce Agent and Lenders to enter into the Credit Agreement and to induce Lenders to extend to Borrowers the financial accommodations set forth in the Credit Agreement, the Pledgors have agreed to enter into this Agreement. Each Pledgor acknowledges that without this Agreement, Lenders would be unwilling to make the Term Loan and other financial accommodations provided for in the Credit Agreement.
C.    The terms and provisions of the Credit Agreement and Notes are hereby incorporated by reference in this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to them in the Credit Agreement.
AGREEMENT
NOW, THEREFORE, to induce Agent and the Lenders to enter into the Credit Agreement and to make the Loan , and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgors and Agent hereby incorporate by this reference the foregoing Recitals and hereby covenant and agree as follows:
1.Certain Definitions.
As used above and elsewhere in this Agreement, the following terms shall have the following meanings:
(a)    “Issuer” shall mean and include each corporation, limited liability company, partnership and other organization listed on Schedule I hereto and every other issuer, if any, of Pledged Collateral hereafter.
(b)    “Equity Interests” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).
(c)    “Pledged Collateral” shall mean and include all Pledged Stock and Pledged Interests.
(d)    “Pledged Interests” shall mean and include, with respect to each Pledgor, all Equity Interests owned by such Pledgor listed on Schedule I under the heading “Pledged Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such interests and any interest owned by such Pledgor on the books and records of such limited liability company, partnership or other organization or on the books and records of any securities intermediary pertaining to such interests and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests. Notwithstanding the foregoing or any other provision herein to the contrary, the Pledged Interests shall not include any interests expressly excluded under Section 9.1 of the Credit Agreement and no Excluded Property (as defined in the Credit Agreement) shall constitute “Pledged Interests”.
(a)    “Pledged Stock” shall mean and include, with respect to each Pledgor, all Equity Interests owned by such Pledgor listed on Schedule I under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such shares and any interest owned by such Pledgor in the entries on the books of the Issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares. Notwithstanding the foregoing or any other provision herein to the contrary, the Pledged Stock shall not include any interests expressly excluded under Section 9.1 of the Credit Agreement and no Excluded Property (as defined in the Credit Agreement) shall constitute “Pledged Stock”.
2.    Grant of Assignment and Security Interest. Each Pledgor hereby pledges, assigns and grants to Agent, for the benefit of itself and the Lenders, as security for the Obligations, a continuing security interest in, and pledges to Agent, for the ratable benefit of the Lenders, the Pledged Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.
3.    Registration of Pledge in Books of Issuer; Application of Proceeds. Each Pledgor hereby authorizes and directs each Issuer, as applicable, to register such Pledgor’s pledge to Agent, for its benefit and the benefit of the Lenders, of the Pledged Collateral on the books of the applicable Issuer and, following written notice to do so by Agent after the occurrence and during the continuance of an Event of Default under the Credit Agreement, to make direct payment to Agent of any amounts due or to become due to such Pledgor with respect to the Pledged Collateral. Any moneys received by Agent shall be applied to the Obligations in such order and manner of application as Agent may from time to time determine in its sole discretion.
4.    Rights of Pledgors in the Pledged Collateral. Until any Event of Default occurs, each Pledgor shall be entitled to exercise all voting rights and to receive all dividends and other distributions that may be paid on any of its Pledged Collateral and that are not otherwise prohibited by the Financing Documents. Any cash dividend or distribution payable in respect of the Pledged Collateral that is, in whole or in part, a return of capital or that is made in violation of this Agreement or the Financing Documents shall be received by any such Pledgor in trust for Agent, for its benefit and the benefit of the Lenders, shall be paid immediately

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to Agent and shall be retained by Agent as part of the Pledged Collateral. Upon the occurrence and during the continuation of an Event of Default, Pledgors shall, at the written direction of Agent, immediately send a written notice to each Issuer instructing such Issuer, and shall cause such Issuer, to remit all cash and other distributions payable with respect to the Pledged Collateral (until such time as Agent notifies Pledgors that such Event of Default has ceased to exist) directly to Agent. Nothing contained in this paragraph shall be deemed to permit the payment of any sum or the making of any distribution which is prohibited by any of the Financing Documents, if any.
5.    Representations and Warranties of Pledgors. Each Pledgor hereby represents and warrants to Agent as follows:
(a)    Schedule I and the list of Pledgor information attached hereto as Schedule II are true, correct and complete in all respects;
(b)    All of the Pledged Collateral of each Pledgor that is in certificated form, is registered in the name of such Pledgor;
(c)    As of the Closing Date, all of the Pledged Interests of each Pledgor are either (i) not (A) dealt in or traded on securities exchanges or in securities markets, (B) deemed to be investment company securities, (C) held by such Pledgor in a securities account or (D) subject to a control agreement with (x) the Issuer of such Pledged Interest or (y) a securities intermediary relating to such Pledged Interest or (ii) under the control (for purposes of Article 8 and 9 of the UCC, to the extent applicable) of Agent, and such Pledgor has taken all action necessary to grant Agent control (for purposes of Article 8 and 9 of the UCC, to the extent applicable) of such Pledged Interests. In addition, as of the Closing Date, none of the Pledged Interests, or any agreements governing any of the Pledged Interests, provides that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction, to the extent applicable, whether as a result of actions by any Issuer thereof or otherwise;
(d)    The Pledged Collateral constitutes at least the percentage of all the issued and outstanding Equity Interests of each such Issuer as set forth on Schedule I;
(e)    The items listed as Pledged Collateral on Schedule I constitute the only Equity Interests in which Pledgors have any rights;
(f)    All certificates evidencing the Pledged Collateral of Pledgors have been delivered to Agent;
(g)    Pledgors have good and marketable title to the Pledged Collateral. Pledgors are the sole owner of all of the Pledged Collateral, free and clear of all security interests, pledges, voting trusts, agreements, liens, claims and encumbrances whatsoever, other than Permitted Liens and the security interests, assignments and liens granted under this Agreement and the other Financing Documents;
(h)    Other than pursuant to Permitted Liens, no Pledgor has heretofore transferred, pledged, assigned or otherwise encumbered any of their rights in or to the Pledged Collateral;
(i)    Other than a requirement of consent of other members contained in the operating agreements governing any of the Pledged Collateral (which such consent has been obtained, if any), Pledgors are not prohibited under any agreement with any other person or entity, or under any judgment or decree, from the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;

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(j)    No action has been brought or threatened in writing that might prohibit or interfere with the execution and delivery of this Agreement or the performance or discharge in any material respect of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;
(k)    Pledgors have full power and authority to execute and deliver this Agreement, and the execution and delivery of this Agreement do not conflict with any agreement to which any Pledgor is a party or any law, order, ordinance, rule, or regulation to which any Pledgor is subject or by which it is bound and do not constitute a default under any agreement or instrument binding upon any Pledgor; and
(l)    This Agreement has been properly executed and delivered and constitutes the valid and legally binding obligation of each Pledgor and is fully enforceable against each Pledgor in accordance with its terms.
6.    Covenants of Pledgors. Each Pledgor hereby covenants and agrees as follows:
(a)    To do or cause to be done all things necessary to preserve and to keep in full force and effect their interest in the Pledged Collateral, and to defend, at each Pledgor’s sole expense, as applicable, the title to the Pledged Collateral and any part of the Pledged Collateral;
(b)    To cooperate fully with Agent’s efforts to preserve the Pledged Collateral and to take such commercially reasonable actions to preserve the Pledged Collateral as Agent may in good faith direct;
(c)    To cause each Issuer to maintain proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the Pledged Collateral and which reflect the lien of Agent on the Pledged Collateral;
(d)    To deliver immediately to Agent any certificates that may be issued following the date of this Agreement representing the Pledged Collateral, and to execute and deliver to Agent one or more transfer powers, substantially in the form of Schedule III attached hereto or otherwise in form and content reasonably satisfactory to Agent, pursuant to which such Pledgor assigns, in blank, all Pledged Collateral (the “Transfer Powers”), which Transfer Powers shall be held by Agent as part of the Pledged Collateral;
(e)    To deliver to Agent such financing statements as Agent may request with respect to the Pledged Collateral, and to take such other steps as Agent may from time to time reasonably request to perfect Agent’s security interest in the Pledged Collateral under applicable law;
(f)    Not to sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Pledged Collateral or any part of the Pledged Collateral;
(g)    Except as specifically permitted by Section 4.11(f) of the Credit Agreement, after the occurrence of an Event of Default, not to receive any dividend or distribution or other benefit with respect to any Issuer, and not to vote, consent, waive or ratify any action taken, that would violate or be inconsistent with any of the terms and provisions of this Agreement or any of the Financing Documents, or that would materially impair the position or interest of Agent in the Pledged Collateral or dilute the Pledged Collateral;

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(h)    Except as specifically permitted by the Credit Agreement, not to sell or otherwise dispose of, or create, incur, assume or suffer to exist any lien upon any of the Pledged Collateral, other than liens in favor of Agent, for its benefit and the benefit of the Lenders;
(i)    Such Pledgor will, upon obtaining ownership of any other Pledged Collateral otherwise required to be pledged to Agent, for its benefit and the benefit of the Lenders, pursuant to any of the Financing Documents, within five (5) Business Days of obtaining ownership, deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV hereto (a “Pledge Amendment”) in respect of any such additional Pledged Collateral pursuant to which such Pledgor shall pledge to Agent, for its benefit and the benefit of the Lenders, all of such additional Pledged Collateral. Prior to the delivery thereof to Agent, all such additional Pledged Collateral shall be held by Pledgors separate and apart from its other property and in express trust for Agent, for its benefit and the benefit of the Lenders;
(j)    Such Pledgor consents to the admission of Agent (and its assigns or designee) as a member, partner or stockholder of each Issuer, as applicable, upon Agent’s acquisition of any of the Pledged Collateral;
(k)    All of the Pledged Collateral of such Pledgor that is in certificated form, will continue to be registered in the name of such Pledgor; and
(l)    All of the Pledged Interests of such Pledgor, (i) shall not be (A) dealt in or traded on securities exchanges or in securities markets, (B) deemed to be investment company securities, (C) held by such Pledgor in a securities account and (D) subject to a control agreement with (x) the Issuer of such Pledged Interest or (y) a securities intermediary relating to such Pledged Interest or (ii) shall be under the control (for purposes of Article 8 and 9 of the UCC, to the extent applicable) of Agent, and such Pledgor shall take all action necessary to grant Agent control (for purposes of Article 8 and 9 of the UCC, to the extent applicable) of such Pledged Interests.
7.    Rights of Agent. Agent may from time to time and at its option (a) require each Pledgor to, and each Pledgor shall, periodically deliver to Agent records and schedules, which show the status of the Pledged Collateral and such other matters which affect the Pledged Collateral; (b) verify the Pledged Collateral and inspect the books and records of each Issuer and make copies of or extracts from the books and records; and (c) notify any prospective buyers or transferees of the Pledged Collateral of Agent’s interest in the Pledged Collateral. Each Pledgor agrees that Agent may at any time take such steps as Agent deems reasonably necessary to protect Agent’s interest in and to preserve the Pledged Collateral. Each Pledgor hereby consents and agrees that Agent may at any time or from time to time pursuant to the Credit Agreement (a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations, (b) supplement, amend, restate, supersede, or replace the Credit Agreement or any other Financing Documents, (c) renew, extend, modify, increase or decrease loans and extensions of credit under the Credit Agreement, (d) modify the terms and conditions under which loans and extensions of credit may be made under the Credit Agreement, (e) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations, (f) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (g) apply any and all payments received from any source by Agent at any time against the Obligations in any order as Agent may determine pursuant to the terms of the Credit Agreement; all of the foregoing in such manner and upon such terms as Agent may determine and without notice to or further consent from any Pledgor and without impairing or modifying the terms and conditions of this Agreement which shall remain in full force and effect.

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This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (i) any delay in making demand on any Pledgor for or delay in enforcing or failure to enforce, performance or payment of any Obligations, (ii) any failure, neglect or omission on Agent’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of any Pledgor or any other party securing the Obligations, (iii) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons or in any property, (iv) the invalidity or unenforceability of any Obligations or rights in any Pledged Collateral under the Credit Agreement, (v) the existence or nonexistence of any defenses which may be available to any Pledgor with respect to the Obligations, or (vi) the commencement of any bankruptcy, reorganization; liquidation, dissolution or receivership proceeding or case filed by or against any Pledgor or any Borrower.
8.    Rights of Agent Following Event of Default. Upon the occurrence and continuation of an Event of Default, Agent may, at its option, without notice to any Pledgor or any other party, do any one or more of the following:
(a)    Exercise any and all of its rights and remedies under the Financing Documents, including declaring any unpaid balance of the Obligations to be immediately due and payable (the occurrence or nonoccurrence of an Event of Default shall in no manner impair the ability of Agent to demand payment of any portion of the Obligations that is payable upon demand);
(b)    Proceed to perform or discharge any and all of each Pledgor’s obligations, duties, responsibilities or liabilities and exercise any and all of its rights in connection with the Pledged Collateral for such period of time as Agent may deem appropriate, with or without the bringing of any legal action in or the appointment of any receiver by any court;
(c)    Do all other acts which Agent may deem necessary or proper to protect Agent’s security interest in the Pledged Collateral and carry out the terms of this Agreement;
(d)    Exercise all voting and management rights of the Pledgors as to each Issuer, as applicable, or otherwise pertaining to the Pledged Collateral, and each Pledgor, forthwith upon the request of Agent, shall use its best efforts to secure, and cooperate with the efforts of Agent to secure (if not already secured by Agent), all the benefits of such voting and management rights.
(e)    Sell the Pledged Collateral in any manner permitted by the UCC, and upon any such sale of the Pledged Collateral, Agent may (i) bid for and purchase the Pledged Collateral and apply the expenses of such sale (including, without limitation, attorneys’ fees) as a credit against the purchase price, or (ii) apply the proceeds of any sale or sales to other persons or entities, in whatever order Agent in its sole discretion may decide, to the expenses of such sale (including, without limitation, attorneys’ fees), to the Obligations, and the remainder, if any, shall be paid to Pledgors or to such other person or entity legally entitled to payment of such remainder; and
(f)    Proceed by suit or suits in law or in equity or by any other appropriate proceeding or remedy to enforce the performance of any term, covenant, condition, or agreement contained in this Agreement, and institution of such a suit or suits shall not abrogate the rights of Agent to pursue any other remedies granted in this Agreement or to pursue any other remedy available to Agent either at law or in equity.

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Agent shall have all of the rights and remedies of a secured party under the UCC and other applicable laws. All costs and expenses, including reasonable attorneys’ fees and expenses, incurred or paid by Agent in exercising or protecting any interest, right, power or remedy conferred by this Agreement, shall bear interest at a per annum rate of interest equal to the then highest rate of interest charged on any of the Obligations from the date of payment until repaid in full and shall, along with the interest thereon, constitute and become a part of the Obligations secured by this Agreement.
Each Pledgor hereby constitutes Agent as the attorney-in-fact of such Pledgor after an Event of Default has occurred and is continuing and to take such actions and execute such documents as Agent may deem appropriate in the exercise of the rights and powers granted to Agent in this Agreement, including, but not limited to, filling-in blanks in each Transfer Power to cause a transfer of any or all of the Pledged Collateral pursuant to a sale of such Pledged Collateral. The power of attorney granted hereby shall be irrevocable and coupled with an interest and shall terminate only upon the payment in full of the Obligations. Each Pledgor shall indemnify and hold Agent harmless for all losses, costs, damages, fees, and expenses suffered or incurred in connection with the exercise of this power of attorney and shall release Agent from any and all liability arising in connection with the exercise of this power of attorney.
9.    Performance by Agent. If any Pledgor shall fail to perform, observe or comply with any of the conditions, terms, or covenants contained in this Agreement or any of the other Financing Documents, Agent, without notice to or demand upon any Pledgor and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms or covenants for the account and at the expense of Pledgors, and may enter upon the premises of Pledgors for that purpose and take all such action on the premises as Agent may consider necessary or appropriate for such purpose. All sums paid or advanced by Agent in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred in connection with the foregoing, together with interest thereon at a per annum rate of interest equal to the then highest rate of interest charged on the principal of any of the Obligations, from the date of payment until repaid in full, shall be paid by Pledgors to Agent on demand and shall constitute and become a part of the Obligations secured by this Agreement.
10.    Indemnification. Agent shall not in any way be responsible for the performance or discharge of, and Agent does not hereby undertake to perform or discharge of, any obligation, duty, responsibility, or liability of Pledgors in connection with the Pledged Collateral or otherwise. Pledgors hereby agree to indemnify Agent and hold Agent harmless from and against all losses, liabilities, damages, claims, or demands suffered or incurred by reason of this Agreement or by reason of any alleged responsibilities or undertakings on the part of Agent to perform or discharge any obligations, duties, responsibilities, or liabilities of Pledgors in connection with the Pledged Collateral or otherwise; provided, however, that the foregoing indemnity and agreement to hold harmless shall not apply to losses, liabilities, damages, claims, or demands suffered or incurred by reason of Agent’s own gross negligence or willful misconduct. Agent shall have no duty to collect any amounts due or to become due in connection with the Pledged Collateral or enforce or preserve any Pledgor’s rights under this Agreement.
11.    Termination. Upon payment in full of the Obligations, and termination of any further obligation of Agent and Lenders to extend any credit to Borrowers under the Financing Documents, this Agreement shall terminate and Agent shall promptly execute appropriate documents to evidence such termination.

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12.    Release. Without prejudice to any of Agent’s rights under this Agreement, Agent may take or release other security for the payment or performance of the Obligations, may release any party primarily or secondarily liable for the Obligations, and may apply any other security held by Agent to the satisfaction of the Obligations.
13.    Pledgors’ Liability Absolute. Each Pledgor’s liability under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against such Pledgor or any other person, nor against other securities or liens available to Agent or Agent’s respective successors, assigns, or agents. Each Pledgor waives any and all rights to require that resort be had to any security or to any balance of any deposit account or credit on the books of Agent in favor of any other person.
14.    Preservation of Pledged Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral and in preserving rights under this Agreement if Agent takes action for those purposes as Pledgors may reasonably request in writing, provided, however, that failure to comply with any such request shall not, in and of itself, be deemed a failure to exercise reasonable care, and no failure by Agent to preserve or protect any rights with respect to the Pledged Collateral or to do any act with respect to the preservation of the Pledged Collateral not so requested by a Pledgor shall be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.
15.    Private Sale. Each Pledgor recognizes and acknowledges that Agent may be unable to effect a public sale of the Pledged Collateral by reason of certain provisions contained in the federal Securities Act of 1933, as amended, and applicable state securities laws and, under the circumstances then existing, may reasonably resort to a private sale to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account for investment and not with a view to the distribution or resale of the Pledged Collateral. Each Pledgor agrees that a private sale so made may be at a price and on other terms less favorable to the seller than if the Pledged Collateral were sold at public sale and that Agent has no obligation to delay sale of the Pledged Collateral for the period of time necessary to permit any Pledgor, even if such Pledgor would agree to register or qualify the Pledged Collateral for public sale under the Securities Act of 1933, as amended, and applicable state securities laws. Each Pledgor agrees that a private sale made under the foregoing circumstances and otherwise in a commercially reasonable manner shall be deemed to have been made in a commercially reasonable manner under the UCC.
16.    General.
(a)    Final Agreement and Amendments. This Agreement, together with the other Financing Documents, constitutes the final and entire agreement and understanding of the parties and any term, condition, covenant or agreement not contained herein or therein is not a part of the agreement and understanding of the parties. Neither this Agreement, nor any term, condition, covenant or agreement hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.
(b)    Waiver. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. No single or partial exercise of any power or right shall preclude other or further exercise of the power or right or the

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exercise of any other power or right. No course of dealing between the parties hereto shall be construed as an amendment to this Agreement or a waiver of any provision of this Agreement. No notice to or demand on any Pledgor in any case shall thereby entitle such Pledgor to any other or further notice or demand in the same, similar or other circumstances.
(c)    Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.
(d)    Construction.
(1)    As used herein, all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Agreement. The Recitals are incorporated herein as a substantive part of this Agreement and the parties hereto acknowledge that such Recitals are true and correct.
(2)    The security interest is granted in conjunction with the security interest granted to Agent, for the ratable benefit of the Lenders, under the Credit Agreement. The rights and remedies of Agent with respect to the security interest granted hereby are in addition to those set forth in the Credit Agreement and the other Financing Documents, and those which are now or hereafter available to Agent as a matter of law or equity. Each right, power and remedy of Agent provided for herein or in the Credit Agreement or any of the Financing Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Agent of any one or more of the rights, powers or remedies provided for in this Agreement, the Credit Agreement or any of the other Financing Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Agent, of any or all other rights, powers or remedies. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.
(e)    Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder. In the event of any assignment or transfer by Agent of any of any Pledgor’s obligations under the Financing Documents or the collateral therefor, Agent thereafter shall be fully discharged from any responsibility with respect to such collateral so assigned or transferred, but Agent shall retain all rights and powers given by this Agreement with respect to any of any Pledgor’s obligations under the Financing Documents or collateral not so assigned or transferred. No Pledgor shall have any right to assign or delegate its rights or obligations hereunder.
(f)    Severability. If any term, provision, covenant or condition of this Agreement or the application of such term, provision, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law.

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(g)    Notices. All notices required or permitted hereunder shall be given and shall become effective as provided in Section 12.3 of the Credit Agreement. All notices to Pledgors shall be addressed in accordance with the information provided on the signature page hereto.
(h)    Remedies Cumulative. Each right, power and remedy of Agent as provided for in this Agreement, or in any of the other Financing Documents or now or hereafter existing by law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, or in any of the other Financing Documents now or hereafter existing by law, and the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies shall not preclude the later exercise by Agent of any other rights, powers or remedies.
(i)    Time of the Essence; Survival; Joint and Several Liability. Time is of the essence of this Agreement and each and every term, covenant and condition contained herein. All covenants, agreements, representations and warranties made in this Agreement or in any of the other Financing Documents shall continue in full force and effect so long as any of the obligations of any party under the Financing Documents (other than Agent) remain outstanding. Each person or entity constituting a Pledgor shall be jointly and severally liable for all of the obligations of Pledgors under this Agreement.
(j)    Further Assurances. Each Pledgor hereby agrees that at any time and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Agent or any of its agents to exercise and enforce its rights and remedies under this Agreement with respect to any portion of such collateral.
(k)    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original, but all of which shall constitute one in the same instrument. This Agreement may be executed and delivered by the signing and delivery of this Agreement with original signatures or by facsimile or pdf copy. As used in this Agreement, the term “this Agreement” shall include all attachments, exhibits, schedules, riders and addenda.
(l)    Costs. Pledgors. shall be responsible for the payment of any and all reasonable fees, costs and expenses which Agent may incur by reason of this Agreement, including, but not limited to, the following: (i) any taxes of any kind related to any property or interests assigned or pledged hereunder; (ii) expenses incurred in filing public notices relating to any property or interests assigned or pledged hereunder; and (iii) any and all costs, expenses and fees (including, without limitation, reasonable attorneys’ fees and expenses and court costs and fees), whether or not litigation is commenced, incurred by Agent in protecting, insuring, maintaining, preserving, attaching, perfecting, enforcing, collecting or foreclosing upon any Lien, security interest, right or privilege granted to Agent or any obligation of Pledgors under this Agreement, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to this Agreement or any property or interests assigned or pledged hereunder.
(m)    No Defenses. Each Pledgor’s obligations under this Agreement shall not be subject to any set-off, counterclaim or defense to payment that such Pledgor now has or may have in the future.
(a)    Advances of Proceeds of the Credit Extension. Agent shall be entitled to honor any request made by Borrower for advances of the credit extension proceeds and shall have no obligation to see to the proper disposition of such advances. Pledgor agrees that his obligations hereunder shall not be released or affected by reason of any improper disposition by Borrower of such credit extension proceeds.

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(b)    GOVERNING LAW; SUBMISSION TO JURISDICTION.
(1)    THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(2)    EACH PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. )
(c)    WAIVER OF JURY TRIAL. EACH PLEDGOR AND AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH PLEDGOR AND AGENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PLEDGOR AND AGENT WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, intending to be legally bound, each of the parties has caused this Agreement to be executed as of the day and year first above mentioned.

PLEDGORS:
PTC THERAPEUTICS, INC.

By: /s/ Mark E. Boulding
Name: Mark E. Boulding
Title: Executive Vice President, Chief Legal Officer

Pledgor Contact Information:

Address: 100 Corporate Court, South Plainfield, NJ 07080
Attn: Mark E. Boulding

[Signatures Continue on Following Page]

S-1

ACKNOWLEDGED AND AGREED:

PTC THERAPEUTICS HOLDINGS (Bermuda) CORP. LIMITED
as Issuer

By: /s/ Mark E. Boulding
Name: Mark E. Boulding
Title: Director

[Signatures Continue on Following Page]

S-2

AGENT:
MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

   By: /s/ Maurice Amsellem
   Name: Maurice Amsellem
   Title: Authorized Signatory

[End of Signature Pages]